AMENDED AND RESTATED

                                    AGREEMENT

                                       FOR

                           SALE AND PURCHASE OF ASSETS

                                     BETWEEN

                              BEL AIR GOLF COMPANY

                                       AND

                          GOLFGEAR INTERNATIONAL, INC.





                                APRIL  11,  2000

AMENDED  AND  RESTATED  AGREEMENT  FOR  SALE  AND  PURCHASE  OF  ASSETS
-----------------------------------------------------------------------


     This Amended and Restated Agreement for Sale and Purchase of Assets (the "Agreement") is made effective April 11, 2000, between BEL AIR GOLF COMPANY (sometimes doing business as Bel Air Players Golf hereinafter referred to as "Bel Air"), a California corporation (hereinafter referred to as "SELLER"), and GOLFGEAR INTERNATIONAL, INC., a Nevada corporation (the "PURCHASER").

     WHEREAS, SELLER is in the business of the manufacture, assembly, repair and distribution of golf bags, golf clubs and other golf related equipment and accessories;

     WHEREAS, SELLER wishes to sell to PURCHASER, and PURCHASER, through its wholly owned subsidiary "Bel Air - Players Group, Inc., a California corporation, wishes to purchase assets of SELLER, relating to SELLER's business;

     WHEREAS, on or about June 23, 1999, SELLER entered into an agreement to sell its business to R&M Golf Co., dba Triumph Golf Co., a Florida corporation (hereinafter referred to as "Triumph");

     WHEREAS, on September 1, 1999, Triumph filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Court in the Middle District of Florida, Case No. 99-07339-6J1 (hereinafter referred to as the "Bankruptcy");

WHEREAS, certain assets of SELLER are in the possession of Triumph and are currently subject to the Bankruptcy or are otherwise subject to creditor liens.

     THEREFORE,  THE  PARTIES  AGREE  AS  FOLLOWS:

     1. SALE OF ASSETS. Except for any assets (including tangibles, intangibles and potential causes of action) which SELLER may own pursuant to an agreement entitled "Agreement of Sale of Assets" by and among Laser Golf
Corporation and SELLER, SELLER agrees to sell and convey to PURCHASER, and PURCHASER agrees to purchase upon execution of this Agreement, the properties, rights and interests enumerated in Paragraph 2.

     2.     ASSETS  TO  BE  SOLD.  The  assets  to  be  conveyed  to  PURCHASER
            ("Assets")  are:

          (1) All SELLER's rights and interest in and to the design of golf clubs, which shall include technology know-how, copyrights and all design documentation relating thereto;

          (2)  All tooling, molds, and dies;


                                     1 of 12

          (3)  All  inventory  on  hand,   including  packaging   supplies,   as
               identified on Schedule 1;

          (4) Two (2) trade booths located in Fountain Valley, California, and Florida;

          (5) All office equipment, furniture, computers and supplies as identified on Schedule 2;

          (6) All books, records and customer and supplier lists used in SELLER's business;

          (7) All SELLER's rights and interest in and to patents, trademarks, likeness of trademarks and trade names, including but not limited to, the names Bel Air Company, Bel Air Golf Companies, Players, Players Golf, One Club at a Time, Tour Specs, Pro Image, Hard Bodies, Clubs for a Lifetime, What's So Hard About Golf, Spin Touch, Tournament II, Pro Par, Pro Specs, Spinwell, Buckler, Brandname Manufacturing Warehouse, and any and all other brand names, trade names, and trademarks, together with their related logos or other identifying marks, which are used in the sale, promotion, or licensing of products and services by SELLER or which relate to the conduct of the business, including SELLER's rights to any and all registrations of these trademarks and logos throughout the world, including those listed on the Schedule of Trademarks and Trade Names attached hereto as Schedule 3 and as further identified on the Assignment of Trademarks attached hereto as Schedule 3(a).

          (8)  Any sales orders pending, rights under contracts, leases;

          (9) All inventory relating to golf bags, golf clubs, including "in process", "finished" and parts thereof;

          (10) All machinery and equipment relating to the assembly and/or shipping of the inventory; and

          (11) Retail sales racks.

     2.     CLOSING  DATES.     The  Closing  date  for  this Agreement shall be
April 11, 2000, or such later day as mutually agreed to in writing by SELLER and PURCHASER (hereinafter the "Closing").

     3. PURCHASE PRICE. In consideration for the sale of the property described in Paragraph 2, PURCHASER shall deliver to SELLER, after execution of this Agreement, or shall have previously delivered to SELLER the following:


                                     2 of 12

     a. 250,000 shares of its Common Stock, $.001 par value (250,000 previously issued to SELLER and 25,000 shares previously issued to Dennis Iden on November 29, 1999) for the right to conduct operations on an interim basis including the right to utilize existing inventory and the right to service back-orders utilizing the name "Bel Air" and any of its other trade names or trademarks, including, but not limited to, "Players".

     b.     150,000  shares  of  its  Common Stock, $.001 par value, at Closing.

     c. Warrants to purchase 250,000 shares of Common Stock to SELLER and Warrants to purchase 5000 shares of Common Stock to Dennis Iden, exercisable at One Dollar ($1.00) per share, which shall expire six (6) months from Closing.

     d. Warrants to purchase 100,000 shares of Common Stock, exercisable at $1.00 per share, for a period of one (1) year from Closing.

     e. Warrants to purchase 100,000 shares of Common Stock, exercisable at One Dollar ($1.00) per share for a period of three (3) years from Closing, vesting only upon SELLER's business generating net revenue of at least One
Million  Five  Hundred  Thousand  Dollars  ($1,500,000) during the calendar year
2000.

     f. Warrants to purchase 100,000 shares of Common Stock, exercisable at Two Dollars ($2.00) per share for a period of three (3) years from Closing, vesting only upon SELLER's business generating net revenue of at least Two Million Dollars ($2,000,000) during the calendar year 2001.

     g. Warrants to purchase 100,000 shares of Common Stock, exercisable at Three Dollars ($3.00) per share for a period of three (3) years from Closing, vesting only upon SELLER's business generating net revenue of at least Two
Million  Five  Hundred  Thousand  Dollars  ($2,500,000) during the calendar year
2002.

     All warrants issued hereunder shall not have cashless exercise provisions. "SELLER's business" shall refer only to sales of the Players division products made by PURCHASER's subsidiary.

     h. PURCHASER shall be obligated to pay or otherwise settle the sum of no more than Fifty Thousand Dollars ($50,000) when due to U.S. Precision, Inc., pursuant to a Settlement and Release Agreement dated June 30, 1999, by and between Bel Air and U.S. Precision, Inc. Any claims made by U.S. Precision, Inc. against Bel Air or PURCHASER in excess of Fifty Thousand Dollars ($50,000) shall be subject to indemnity by SELLER in accordance with Paragraph 6.


                                     3 of 12

     4.     SELLER'S  REPRESENTATIONS  AND  WARRANTIES.

     a. TITLE TO ASSETS. SELLER represents that it has good and clear title to all Assets being transferred hereunder and that there are no liens, encumbrances, security interests, threatened litigation, pending litigation or any other potential title claims which would affect the Assets in any manner, except as stated in Paragraph "c" below.

     b. SHAREHOLDER APPROVAL. The execution and delivery of this Agreement by SELLER and the conveyance provided in it have been duly authorized by all necessary action including, but not limited to, shareholder and Board of Director approval of SELLER and is a valid and binding agreement on SELLER.

     c. OWNERSHIP OF ASSETS. Subject to any Assets which are subject to the Bankruptcy, SELLER is the owner of the Assets and has full power to transfer the Assets free and clear of all liens, encumbrances, security interests, equities, options, claims, charges, and restrictions, except the potential lien arising out of the Security Agreement by and between Bel Air and Laser Golf Corporation, for which SELLER agrees to indemnify and hold harmless PURCHASER therefrom.

     d. ACTIONS AND PROCEEDINGS. Except for the Bankruptcy, there are no actions, suits, or proceedings pending or, to SELLER's knowledge, threatened against SELLER before any court, administrative agency, or other judicial body affecting or relating to the Assets.

     e. TECHNOLOGY KNOW-HOW. SELLER represents and warrants that it is, and has been, the owner of the technological know-how which is the subject of this Agreement; that it is the developer of the technology, and that SELLER knows of no competing patents or copyrights of others which relate to the technology know-how covered by this Agreement. However, SELLER has not undertaken any infringement search and, therefore, makes no warranty or representation concerning the existence of any such patents or copyrights. As used herein, "technology know-how" shall mean confidential software, documentation describing hardware and software used by SELLER, for the practice of the design and manufacture of golf clubs, golf bags and related products, the designs and operating or manufacturing information on such drawings and related documents, which SELLER represents are the confidential and proprietary information and property of SELLER and are subject to copyright protection as unpublished works under Title 17 United States Code; and all other information of SELLER in tangible form which is useful or necessary for the practice of design and manufacture of SELLER's products.


                                     4 of 12

     f. COMPLIANCE WITH LAWS. Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by SELLER to PURCHASER pursuant to this Agreement, nor the compliance with the terms and provisions thereof by SELLER, will result in the breach of any applicable statute or regulation promulgated thereunder, or any administrative or court order or decree nor will such compliance conflict with, or result in the breach of any agreement or other instrument to which SELLER is a party, or by which SELLER is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or the giving of notice or both constitute an event of default thereunder.

     g. REPRESENTATION AND WARRANTIES. No representation by SELLER in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omits or will omit to state any material fact necessary to make the statements contained herein not misleading. All representations and warranties made by SELLER in this Agreement and any documents provided hereunder are true and correct.

     h. INVESTMENT REPRESENTATIONS. SELLER and SELLER's shareholders acknowledge that PURCHASER's Common Stock and all stock options as well as the underlying Common Stock (hereinafter referred to as the "Securities") to be received in exchange for the sale of SELLER's Assets have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or qualified under the California Securities Law of 1968, as amended (the "California Securities Law") on the grounds that no distribution or public offering of the SELLER's Securities is to be effected, and that in this connection PURCHASER is relying in part on the representations of the SELLER set forth herein.

               i. SELLER is receiving the Securities for its own account for investment purposes and not as nominee or agent for any other persons.

               ii. By reason of its business or financial experience and/or by reason of SELLER's pre-existing relationship with PURCHASER, SELLER has the capacity to protect its own interests in connection with the transactions contemplated hereunder and is able to bear the risks of an investment in PURCHASER.

               iii. SELLER has acquired  sufficient  information about PURCHASER to reach an informed decision to acquire the SELLER's Securities.

               iv. SELLER represents that it is acquiring the Securities for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in a manner contrary to Section 5 of the 1933 Act or of the California Securities Law and Rules and Regulations of the California Commission of Corporations thereunder.

     i. RISKS. SELLER and SELLER's shareholders represent and warrant to PURCHASER that they are experienced in evaluating and investing in high risk companies such as PURCHASER and, by reason of their business and financial experience, have the capacity to protect their own interest in connection with the transactions contemplated by this Agreement and have the ability to bear the economic risk of its investments, including those represented by the Securities.


                                     5 of 12

     j. TRANSFER OF SECURITIES. None of the Securities to be acquired by the SELLER pursuant to this Agreement shall be transferable except upon the conditions specified in this Paragraph, which conditions are intended to insure compliance with the provisions of the 1933 Act in respect to the transfer of such Securities.

               i. LEGEND. Unless and until otherwise permitted by this Paragraph, each certificate or other document evidencing any of the PURCHASER's Securities shall be endorsed with a legend substantially in the following form:

                    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BY SUCH TRANSFER."

               ii. RESTRICTION ON TRANSFER. None of the Securities shall be transferred, and PURCHASER shall not be required to register any such transfer on the books of PURCHASER, unless and until one of the following events shall have occurred:

                    (a) PURCHASER shall have received an opinion of counsel, in form and substance reasonably acceptable to PURCHASER and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder. Within ten (10) business days after delivery to PURCHASER and its counsel of such an opinion, PURCHASER either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize
                         PURCHASER's transfer agent to make the requested transfer;

                    (b) PURCHASER shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for PURCHASER setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer;

                                     6 of 12

                    (c)  The   Securities   are   transferred   pursuant   to  a
                         registration statement which has been filed with the Commission and has become effective; or

                    (d) The Securities are transferred pursuant to and in accordance with Rule 144 promulgated by the Commission under the 1933 Act.

     k. AGREEMENT TO LOCK UP. SELLER and SELLER's shareholders agree that all Common Stock issued hereunder shall be subject to a restriction on resale and they further agree not to sell any such Securities for a two (2) year period from the date of Closing or the date of issuance of the Securities, whichever is later. After such two (2) year period, SELLER and SELLER's shareholders may sell such Common Stock, in the aggregate, in an amount not to exceed one percent (1%) of the outstanding Common Stock of the Company in any given calendar quarter. Each Common Stock certificate shall bear an appropriate legend to this effect in addition to any other restrictive legends contained herein.

     l. REGISTRATION OF SECURITIES. So long as SELLER or its transferees shall hold any of the Securities of PURCHASER, PURCHASER agrees that if, at any time after six (6) months from execution of this Agreement and prior to a date which is twelve (12) months following the execution, the PURCHASER shall take action to register any of its Securities under the Securities Act of 1933, as amended, other than on Form S-8 or Form S-4, it will give SELLER or its transferees written notice promptly of its intention in that regard, and if registration, other than on Form S-8 or Form S-4, of any such Securities held by SELLER or its transferees is then possible under the then applicable laws and regulations and practices of the Securities and Exchange Commission, and subject to the approval of the investment banker or underwriter, if any, and if SELLER or its transferees shall within fifteen (15) days after receipt of any such notice request PURCHASER to do so, PURCHASER will, at its own expense, take action to register such Securities which it shall have been requested to register at the same time, and it will use its best efforts that such registration of such Securities shall become effective. Commissions and direct costs of sale by SELLER, if any, shall be paid by SELLER on any of the Securities it sells through the registration.

     m.     SALES  TAX.     SELLER shall be responsible for payment of all sales
tax, if any, associated with the execution of this Agreement and the receipt of consideration therefrom.

     5. PURCHASER'S REPRESENTATIONS AND WARRANTIES. PURCHASER represents and warrants that:


                                     7 of 12

     a. CORPORATE ORGANIZATION. PURCHASER is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business in the State of California. If PURCHASER forms a corporation to take title to certain of the Assets, such corporation will be duly organized, validly existing and in good standing under the laws of the State of California and the corporation will have full power and authority to enter into this Agreement and perform the transactions contemplated herein. The corporation will be duly qualified to do business in the State of California.

     b. BINDING NATURE. This Agreement shall be, when duly executed and delivered, a legal and binding obligation of PURCHASER, enforceable in accordance with its terms.

     c. REPRESENTATIONS AND WARRANTIES. No representation or warranty by PURCHASER in this Agreement contains or will contain any untrue statement or omits or will omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by PURCHASER in this Agreement shall be true and correct as of execution of this Agreement with the same force and effect as if they had been made on and as of such date.

     d. COMPLIANCE WITH LAWS. Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by SELLER to PURCHASER pursuant to this Agreement, nor the compliance with the terms and provisions thereof by SELLER, will result in the breach of any applicable statute or regulation promulgated thereunder, or any administrative or court order or decree nor will such compliance conflict with, or result in the breach of any agreement or other instrument to which SELLER is a party, or by which SELLER is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or the giving of notice or both constitute an event of default thereunder.

     e.   VALID  ISSUANCE.   The Common Stock to be delivered to SELLER will be,
when  issued,  duly  authorized,  validly issued, fully paid and non-assessable.

     6.     LIABILITIES.

     a. NO ASSUMPTION OF LIABILITIES.

          i. SELLER acknowledges that PURCHASER is acquiring SELLER's Assets hereunder without any assumption of SELLER's liabilities except to the extent herein expressly provided;

          ii. SELLER agrees to hold PURCHASER harmless against any and all claims, demands and expense of any nature relating to any unpaid liability of SELLER, except that debt expressly assumed pursuant to Paragraph 3h above existing or arising on or before November 24, 1999, and for any product, service, and professional liability against PURCHASER arising prior to execution of this Agreement; and

          iii. There are no undisclosed liabilities relating to the Assets other than as stated in this Agreement or Schedules annexed hereto.


                                     8 of 12

     7.     ITEMS  TO  BE  DELIVERED  BY  SELLER.  SELLER  hereby  delivers  to
PURCHASER:

     a. TRANSFER DOCUMENTS. Assignments, bills of sale, and such other instruments in form and substance satisfactory to PURCHASER and to the U.S. Department of Commerce/Patent and Trademark Office, as are required to grant PURCHASER title to, or SELLER's interest in, the Assets as provided in this Agreement.

     b. RECORDS, CUSTOMER LISTS AND ACCOUNTING RECORDS. All books, records, and customer and supplier lists used in SELLER's business; and access to all accounting records as reflected on Schedule 4.

     c. INDEMNIFICATION. SELLER agrees to indemnify and hold PURCHASER harmless from and against any loss, cost, claim, liability, or expense suffered or incurred by PURCHASER from and after execution of this Agreement arising from or connected with SELLER's ownership of the Assets or operation of its business prior to November 24, 1999.

     8.     ITEMS  TO BE DELIVERED BY PURCHASER.  PURCHASER herewith delivers to
SELLER:
     a. COMMON STOCK. PURCHASER has delivered to SELLER 250,000 shares of Common Stock on or about November 29, 1999.

     b.     FINDER STOCK.   In consideration for his efforts in negotiating this
transaction, PURCHASER shall issue to Dennis Iden as a finder an amount equal to ten percent (10%) of all Securities issued pursuant to Paragraph 2.

     c. BROKERAGE. Each party hereto represents and warrants to the other than no broker is entitled to any commission, or similar fee, in connection with the making and carrying out of this Agreement.

     d. INDEMNIFICATION. PURCHASER agrees to indemnify and hold SELLER harmless from and against any loss, cost, claim, liability, or expense suffered or incurred by SELLER arising from the acquisition of the assets and sale of golf products arising therefrom after November 24, 1999.

     9. EFFECTIVENESS. This Agreement supersedes any and all agreements, if any, both written and verbal, previously made between the parties relating to the subject matter hereof, and there are no understandings or agreements other than those included herein.

     10. NOTICES AND COMMUNICATIONS. All notices, requests, demands, and other communications under this Agreement shall be in writing and delivered in person or sent by certified mail, postage prepaid or by telefax and properly addressed as follows:


                                     9 of 12

         To  the  SELLER:
         ---------------

         Dennis  Iden
         Bel  Air  Golf  Company
         2463  Irvine  Ave.,  #E-2
         Costa  Mesa,  CA  92627
         Telephone  (949)642-7112
         Telefax  (949)642-9024

         To  the  PURCHASER:
         ------------------

         Donald  A.  Anderson,  President
         GolfGear  International,  Inc.
         12771  Pala  Drive
         Garden  Grove,  CA  92841
         Telephone  (714)899-4274
         Telefax  (714)899-4284

     Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the respective party hereto.

     11. NON-WAIVER. No delay or failure on the part of either party in exercising any right hereunder, and no partial or single exercise thereof, will constitute a waiver of such right or of any other right hereunder.

     12. HEADINGS. Headings in this Agreement are for convenience only and are not to be used for interpreting or construing any provision hereof.

     13. PURCHASER'S DESIGNEES. PURCHASER intends to cause a corporation to be organized prior to the execution of this Agreement to take title to certain of SELLER's Assets. PURCHASER shall have the right to designate such corporation as the party to which any of SELLER's Assets shall be conveyed and transferred by SELLER at the execution of this Agreement, but no such designation shall relieve PURCHASER of any liabilities and obligations hereunder.

     14. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California against both parties to this Agreement.

     15. INDEPENDENT LEGAL COUNSEL. Each party has had his or its attorney review this Agreement and/or give advice with respect to, among other things, the legal, securities and tax consequences of executing this Agreement and the subsequent transactions contemplated hereunder. Attorney for PURCHASER (Gary C. Wykidal) does not represent SELLER or SELLER's shareholders and has not given them legal, securities, tax or any other advice with respect to this Agreement or the transactions contemplated hereunder.


                                    10 of 12

     16. ARBITRATION. Any dispute arising out of or concerning this Agreement shall be handled in accordance with the Rules and Regulations of the American Arbitration Association. Said arbitration shall be held in Orange County, California and shall be binding. The prevailing party shall be entitled to, among other relief, attorney fees and costs.

     17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument.

     18. BINDING NATURE. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as otherwise expressly limited in this Agreement or the Schedules annexed, the representations and warranties of PURCHASER and SELLER extended hereunder shall survive for a period of twelve (12) months after the execution of this Agreement. Each party against whom liability is asserted under the provisions of this Agreement shall be given the opportunity to participate, directly or through its authorized representative, at its cost and expense, in the conduct of any negotiations relating to the settlements of any liability or any other proceeding instituted by any third party against either SELLER or PURCHASER, as the case may be, giving rise to the alleged breach.

     20. EXPENSES. Except as otherwise expressly provided herein, each party shall pay all of its own expenses incidental to the negotiation and preparation of the documentation and financial statements relating to this Agreement and for entering into and carrying out the terms and conditions of this Agreement and consummating the transactions, irrespective of whether the transactions contemplated shall be consummated.

     21. AMENDMENT; SUCCESSORS AND ASSIGNS. This Agreement shall not be altered or otherwise amended except pursuant to any instrument in writing signed by all of the affected parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, except as otherwise provided herein, any such assignment or attempted assignment shall be null and void.

     22. THIRD PARTY BENEFICIARIES. Except for their proper heirs, successors, and assigns, the parties hereto intend that no third party shall have any rights or claims by reason of this Agreement.

     23. NO FURTHER LIABILITY. Except for any obligation expressly assumed herein, PURCHASER shall have no further liability to SELLER, to SELLER's shareholders or to Dennis Iden. Further, this Agreement shall supercede all prior agreements between the parties, whether written or oral.


                                    11 of 12

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above-written.


                                             PURCHASER:
                                             GolfGear International, Inc.



                                             -------------------------------
                                             By:  Donald  A.  Anderson
                                             Its:  President

                                             SELLER:
                                             Bel Air Golf Company / Players Golf



                                             ------------------------------
                                             By:  Howard  Fletcher
                                             Its:  Secretary


                       MAJORITY  SHAREHOLDER  APPROVAL
                       -------------------------------

      The aforesaid Amended and Restated Agreement for Sale and Purchase of Assets between Bel Air Golf Company and GolfGear International, Inc. is hereby approved by written consent of the undersigned Shareholders, which constitute approximately ninety percent (90%) of the outstanding voting shares of the
SELLER:


Name:          Terry C. Hackett         Name:       Howard Fletcher
Address:       Upper Newport Plaza Dr.  Address:    1635 Clark Ave., #107
               Newport Beach, CA 92660              Long Beach, CA 90815
Signature:                              Signature:
          ----------------------------             -----------------------

Name:          Warren Schulten          Name:       Al Blowers
Address:       500 Ocean Ave         .  Address:    1100 N. Tustin #102
               Seal Beach, CA 90740. .              Anaheim,  CA 92807
Signature:                              Signature:
          ----------------------------             -----------------------


Name:          John W. Hancock          Name:       Dennis Iden
Address:       258 Roycroft Ave.        Address:    2463 Irvine Ave. #E2
               Long Beach, CA 90803. .              Costa Mesa, CA 92627
Signature:                              Signature:
          ----------------------------             -----------------------



                                    12of 12

                                   SCHEDULE 1


                                INVENTORY ON HAND
                                -----------------

                                   SCHEDULE 2


                                OFFICE EQUIPMENT
                                ----------------


1.     Desks  (with  returns)  (3)
2.     Tables  (2)
3.     2-Drawer  File  Cabinets  (4)
4.     4-Drawer  File  Cabinet  (1)
5.     Desk  Chairs  (3)
6.     Supply  Cabinet  (1)
7.     Server  with  Hub  (1)
8.     Blue  Dividers  (5)
9.     Epson  Color  Printer  (1)
10.    HP  Color  Printer  (1)
11.    Microwave  (1)
12.    Coffee  Maker  (1)
13.    Refrigerator  (1)
14.    Canon  Copy  Machine  (1)
15.    Canon  Fax  Machine  (1)
16.    GE  3-Line  Telephones  (3)
17.    Postage  Meter  (1)
18.    Desk  Top  Computers  w/Monitors  (5)
19.    Desk  Top  Computers  w/Monitors  (2)  (not  working)
20.    Lap  Top  Computer  (1)
21.    Astra  Scanner  (1)
22.    Logo  Glove  File  Cabinet  (1)
23.    Lexmark  Laser  Printer  (1)

                                   SCHEDULE 3

                           TRADEMARKS AND TRADE NAMES
                           --------------------------

                 REGISTERED MARKS
                 ----------------

MARK                                REG. NO.
-----                              ---------
CLUBS FOR A LIFETIME                2,232,317
ONE CLUB AT A TIME                  2,234,290
AIRSOFT                             2,182,208
TOUR SPECS                          1,945,933
PRO SPECS                           1,945,922
SPINWELL                            1,930,093
BUCKLER                             1,904,538
AIR SOFT I                          1,639,829
AIR PRO                             1,639,828
BEL AIR                             1,549,244
PLAYERS GOLF                        1,533,359
PLAYERS                             1,465,617

               PENDING APPLICATIONS
               --------------------

MARK                               SERIAL NO.
-----                              ---------

HARDBODIES                         75/360,848
WHAT'S SO HARD ABOUT GOLF?         75/360,847

            UNREGISTERED TRADEMARKS
            -----------------------

MARK
----

BEL AIR GOLF COMPANY
BEL AIR GOLF COMPANIES
SPIN TOUCH
TOURNAMENT II
BRANDNAME MANUFACTURING WAREHOUSE

                                  SCHEDULE 3(A)

                              TRADEMARK ASSIGNMENT
                              --------------------


     WHEREAS, BEL AIR GOLF COMPANY, a California corporation, of 235 East Gardena Blvd., Gardena, California 90248, is the owner of the below listed registered trademarks, and has adopted, is using and is the Applicant of the below listed pending applications for which he has applied for registrations in the United States Patent and Trademark Office:

MARK                         REG. NO.
-----                       ---------
CLUBS FOR A LIFETIME         2,232,317
ONE CLUB AT A TIME           2,234,290
AIRSOFT                      2,182,208
TOUR SPECS                   1,945,933
PRO SPECS                    1,945,922
SPINWELL                     1,930,093
BUCKLER                      1,904,538
AIR SOFT I                   1,639,829
AIR PRO                      1,639,828
BEL AIR                      1,549,244
PLAYERS GOLF                 1,533,359
PLAYERS                      1,465,617

        PENDING APPLICATIONS
        --------------------


MARK                        SERIAL NO.
-----                       ---------

HARDBODIES                  75/360,848
WHAT'S SO HARD ABOUT GOLF?  75/360,847


and

     WHEREAS, BEL AIR - PLAYERS GROUP, INC., a Nevada corporation, whose address is 12771 Pala Drive, Garden Grove, California 92841, is desirous of acquiring said marks and the registrations thereof and/or the portion of the business to which the marks pertain;

                               SCHEDULE 3(A) CONT.


     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, said corporation, BEL AIR GOLF COMPANY, does hereby assign, transfer and convey unto the said BEL AIR - PLAYERS GROUP, INC., all right, title and interest in and to the said trademarks, together with the good will of the business symbolized by the trademarks and/or the portion of the business to which the marks pertain, and the registrations thereof.


Dated:                                         BEL  AIR  GOLF  COMPANY
      ---------------


                                               -----------------------------
                                               By:  Howard  C.  Fletcher
                                                    Its:  Secretary

                                   SCHEDULE 4


                         ACCOUNTANT'S INSTRUCTION LETTER


                              BELAIR GOLF COMPANIES
                              ---------------------
              PLAYERS GOLF(R)          BEL AIR(R)           LASER GOLF(R)

SENT  VIA  TELEFAX  (714)632-9976
---------------------------------
AND  U.S.  MAIL
---------------

Fred  Holder
HOLDER  &  ZIMMERMAN
1100  North  Tustin  Ave.
Suite  102
Anaheim,  CA  92807


Dear  Mr.  Holder:

     Please be advised that Bel Air Golf Company has entered into an agreement, dated April 11, 2000, entitled Amended and Restated Agreement for Sale and Purchase of Assets between Bel Air Golf Company and GolfGear International, Inc. (the "Agreement"), to sell certain assets to GolfGear International, Inc. ("GolfGear"), by and through its subsidiary, Bel Air - Players Group, Inc., a Nevada corporation. In accordance with the terms and conditions of the Agreement, you are hereby authorized and instructed to provide access to all information and accounting records in your files relating to Bel Air Golf Company that may be requested by GolfGear or its accountants or legal counsel.

     Thank you for your assistance in this regard.


                                                   Very  truly  yours,



                                                   Howard C. Fletcher, Secretary